                                                                    Exhibit 99.1

                             SIMON PROPERTY GROUP
                                   Overview


The Company
-----------

Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

At December 31, 1999, the Company, directly or through the Operating Partnership, owned or had an interest in 259 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states and five assets in Europe. The Company, together with its affiliated management companies, owned or managed approximately 190 million square feet of GLA in retail and mixed-use properties.

During 1999, the Company completed the acquisition of a regional mall portfolio from New England Development Company (NED). A limited liability company comprised of SPG (49%), JPMorgan Investment Management's Strategic Property Fund (11%), New York State Teachers Retirement System (26%) and Teachers Insurance and Annuity Association (14%) acquired 13 malls; Simon alone acquired the remaining NED regional mall; and Simon assumed management responsibilities from NED's affiliated management company for all 14 of the properties.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of December 31, 1999, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties which may affect the business and prospects of the Company and the Operating Partnership, including the risks and uncertainties discussed in other periodic filings made by the Company and the Operating Partnership with the Securities and Exchange Commission.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207.
Telephone: (317) 685-7330; e-mail: sdoran@simon.com

                                    5 of 38

                             SIMON PROPERTY GROUP
                       ECONOMIC OWNERSHIP STRUCTURE/(1)/
                               DECEMBER 31, 1999

-------------------------------------------------------------------------------
                   Simon Property Group, Inc. /(2)/(3)/(4)/

Common Shareholders                Shares               %
-------------------                ------              --
Public Shareholders               167,731,000       96.9%
Simon Family                        4,248,311        2.4%
DeBartolo Family                       32,567        0.0%
Executive Management/(5)/           1,153,377        0.7%
                                  -----------       ----
                                  173,165,255/4/   100.0%
--------------------------------------------------------------------------

167,877,241 units

                        ------------------------------

                          Simon Property Group, L.P.
                               233,321,921 units

                       ------------------------------

-------------------------------------------------------
                    Limited Partners

                  ("Limited Partners")

Unitholders                        Units             %
-----------                        -----             -
Simon Family                       34,584,455    52.8%
DeBartolo Family                   22,222,599    34.0%
Executive Management (5)              153,498     0.2%
Other Limited Partners              8,484,128    13.0%
                                   ----------  ------
                                   65,444,680   100.0%

65,444,680 units

-----------------------------------------------------------------
Ownership of Simon Property Group, L.P.
---------------------------------------
  Simon Property Group, Inc.                                  %
   Public Shareholders                                     69.7%
   Simon Family                                             1.8%
   DeBartolo Family                                         0.0%
   Executive Management /(5)/                               0.5%
                                                          ------
       Subtotal                                            72.0%
                                                          ------
  Limited Partners
   Simon Family                                            14.8%
   DeBartolo Family                                         9.5%
   Executive Management /(5)/                               0.1%
   Other Limited Partners                                   3.6%
                                                          ------
       Subtotal                                            28.0%
                                                          ------
       Total                                              100.0%
-----------------------------------------------------------------

(1) Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.
(2)  General partner of Simon Property Group, L.P.
(3) Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.
(4) The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 5,288,014. This is the result of the direct ownership of Ocean County Mall by SPG.
(5)  Executive management excludes Simon family members.



                                    6 of 38

                             SIMON PROPERTY GROUP
                  Changes in Common Shares and Unit Ownership
        For the Period from December 31, 1998 through December 31, 1999

                                                                            Operating
                                                                           Partnership         Company
                                                                            Units/(1)/   Common Shares/(2)/
                                                                           -----------   ------------------
Number Outstanding at December 31, 1998                                     64,182,157          166,775,031

Restricted Stock Awards (Stock Incentive Program),  Net                              -              537,861

Conversion of Series A Preferred Stock into Common Stock                             -            6,080,330

Conversion of Units into Cash                                                   (6,923)                   -

Issuance of Stock for Stock Option Exercises                                         -               82,988

Issuance of Units in Connection with the New England
     Development Portfolio Acquisition                                       1,269,446                    -

Stock Purchased by Affiliated Captive Insurance Company                              -             (310,955)

Number Outstanding at December 31, 1999                                     65,444,680          173,165,255


     -------------------------------------------------------------------
       Total Common Shares and Units Outstanding at December 31, 1999:
                               238,609,935/(2)/
     -------------------------------------------------------------------

Details for Diluted FFO Calculation:
------------------------------------


Company Common Shares Outstanding at December 31, 1999                                          173,165,255

Number of Common Shares Issuable Assuming Conversion of:

     Series A Preferred 6.5% Convertible                                                          2,024,051
     Series B Preferred 6.5% Convertible                                                         12,527,686

Net Number of Common Shares Issuable Assuming Exercise of Stock Options                              15,940

Diluted Common Shares Outstanding at December 31, 1999                                          187,732,932


  ---------------------------------------------------------------------------
    Fully Diluted Common Shares and Units Outstanding at December 31, 1999:
                                  253,177,612
  ---------------------------------------------------------------------------

(1) Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.
(2) Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

                                    7 of 38

                              SIMON PROPERTY GROUP
                       Preferred Stock/Units Outstanding
                            As of December 31, 1999
                                  ($ in 000's)



                                                                 Number of      Liquidation             Ticker
          Issuer                   Description                   Shares/Units   Preference    $         Symbol

Preferred Shares:
Convertible
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.     Series A Preferred                      53,271      $1,000     $ 53,271     N/A
                               6.5% Convertible /(1)/
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.     Series B Preferred                   4,844,331      $  100     $484,433    SPGPrB
                               6.5% Convertible /(2)/
------------------------------------------------------------------------------------------------------------------------------------

Perpetual
------------------------------------------------------------------------------------------------------------------------------------
SPG Properties, Inc.           Series B Preferred                   8,000,000      $   25     $200,000    SGVPrB
                               8  3/4% Perpetual /(3)/
------------------------------------------------------------------------------------------------------------------------------------
SPG Properties, Inc.           Series C Preferred 7.89%             3,000,000      $   50     $150,000     N/A
                               Perpetual /(4)/
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.     Series E Preferred 8%                1,000,000      $   25     $ 25,000     N/A
                               Cumulative Redeemable /(5)/
------------------------------------------------------------------------------------------------------------------------------------

Preferred Units:
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group, L.P.     Series C 7% Cumulative               2,584,227      $   28     $ 72,358     N/A
                               Convertible
                               Preferred/(6)/
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group, L.P.     Series D 8% Cumulative               2,584,227      $   30     $ 77,527     N/A
                               Redeemable Preferred /(7)/
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.
(2) Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on December 31, 1999, was $60.50 per share.
     The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.
(3) SPG Properties, Inc. may redeem the stock on or after September 29, 2006. The shares are not convertible into any other securities of SPG Properties, Inc. or the Company. The shares are traded on the New York Stock Exchange. The closing price on December 31, 1999, was $20.25 per share.
(4) The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%.
(5) Issued in connection with the Mall of America acquisition. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004. On or after August 27, 2004, the Corporation may redeem the shares, in whole or in part, for cash at the Liquidation Preference plus accrued and unpaid dividend, if any.
(6) Issued in connection with the New England Development Acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met.. Each unit/share is not redeemable prior to August 27, 2009.
(7) Issued in connection with the New England Development Acquisition. Each unit/share is not redeemable prior to August 27, 2009.

                                    8 of 38

                             SIMON PROPERTY GROUP
           Reconciliation of Income to Funds From Operations ("FFO")
                            As of December 31, 1999

                 (Amounts in thousands, except per share data)

                                                                                            Twelve Months Ended
                                                                                                December 31,
                                                                                             1999            1998
                                                                                             ----            ----
Income Before Unusual and Extraordinary Items                                              $316,100        $236,230

Plus:  Depreciation and Amortization from Consolidated Properties                           381,265         267,423

Less:  Minority Interest Portion of Depreciation, Amortization
       and Extraordinary Items                                                               (5,128)         (7,307)

Plus:  Simon's  Share of Depreciation, Amortization and Extraordinary
       and Other Items from Unconsolidated Entities                                         104,537          82,323

Plus:  (Gains) Losses on Sales of Assets                                                      7,062           7,283

Less:  Preferred Dividends/Distributions                                                    (69,323)        (41,471)
       (including those of subsidiary)
                                                                                       ------------    ------------
FFO of the Simon Portfolio                                                                 $734,513        $544,481
                                                                                       ------------    ------------
     Percent Increase                                                                          34.9%


===================================================================================================================
FFO of the Simon Portfolio                                                                 $734,513        $544,481

Basic FFO per Paired Share:

Basic FFO Allocable to the Company                                                         $534,285        $361,326

Basic Weighted Average Paired Shares Outstanding                                            172,089         126,522

Basic FFO per Paired Share                                                                 $   3.10        $   2.86
                                                                                        ===========     ===========
     Percent Increase                                                                           8.4%

Diluted FFO per Paired Share:

Diluted FFO Allocable to the Company                                                       $574,029        $374,980

Diluted Weighted Average Paired Shares Outstanding                                          187,732         132,378

Diluted FFO per Paired Share                                                               $   3.06        $   2.83
                                                                                        ===========     ===========
     Percent Increase                                                                           8.1%
====================================================================================================================

                                    9 of 38

                             SIMON PROPERTY GROUP
                        Selected Financial Information
                            As of December 31, 1999
                        (In thousands, except as noted)

                                                                 As of or for the
                                                               Twelve Months Ended
                                                                   December 31,
                                                            1999                 1998           % Change
                                                            ----                 ----           --------
Financial Highlights of the Company
-----------------------------------

Total Revenue - Consolidated Properties                    $1,892,703           $1,405,559           34.7%

Total EBITDA of Simon Portfolio                            $1,843,131           $1,361,703           35.4%
EBITDA After Minority Interest                             $1,455,272           $1,068,233           36.2%

Net Income Available to Common Shareholders                $  167,314           $  133,598           25.2%
Basic Net Income per Common Share                          $     0.97           $     1.06           -8.5%
Diluted Net Income per Common Share                        $     0.97           $     1.06           -8.5%

FFO of the Simon Portfolio                                 $  734,513           $  544,481           34.9%
Basic FFO Allocable to the Company                         $  534,285           $  361,326           47.9%
Diluted FFO Allocable to the Company                       $  574,029           $  374,980           53.1%
Basic FFO per Common Share                                 $     3.10           $     2.86            8.4%
Diluted FFO per Common Share                               $     3.06           $     2.83            8.1%

Distributions per Common Share                             $   2.0200           $   2.0200            0.0%


Operational Statistics
----------------------

Occupancy at End of Period:
     Regional Malls /(1)/                                        90.6%                90.0%           0.6%
     Community Shopping Centers /(2)/                            88.6%                91.4%          -2.8%

Average Base Rent per Square Foot:
     Regional Malls /(1)/                                  $    27.33           $    25.70            6.3%
     Community Shopping Centers /(2)/                      $     8.36           $     7.68            8.9%

Regional Malls:
     Total Tenant Sales Volume, in millions /(3)/ /(4)/    $   15,542           $   12,936           20.1%
     Comparable Sales per Square Foot /(4)/                $      377           $      346            9.0%
     Total Sales per Square Foot /(4)/                     $      367           $      343            7.0%


Number of U.S. Properties Open at End of Period                   259                  242            7.0%

Total U.S. GLA at End of Period, in millions of square feet     184.6                165.9           11.3%

(1)   Includes mall and freestanding stores.
(2)   Includes all Owned GLA.
(3)   Represents only those tenants who report sales.
(4) Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

                                   10 of 38

                             SIMON PROPERTY GROUP
                        Selected Financial Information
                            As of December 31, 1999

                        (In thousands, except as noted)

                                                                                         December 31,         December 31,
Equity Information                                                                          1999                 1998
-------------------                                                                         ----                 ----
Limited Partner Units Outstanding at End of Period                                               65,445                64,182
Common Shares Outstanding at End of Period                                                      173,165               166,775
                                                                                        ---------------       ---------------

Total Common Shares and Units Outstanding at End of Period                                      238,610               230,957
                                                                                        ===============       ===============

Basic Weighted Average Paired Shares Outstanding                                                172,089               126,522
Diluted Weighted Average Number of Equivalent Paired Shares/(1)/                                187,732               126,879



                                                                                         December 31,         December 31,
                                                                                            1999                 1998
                                                                                            ----                 ----
Debt Information
----------------

Consolidated Debt                                                                          $  8,768,951           $ 7,973,372

Simon Group's Share of Joint Venture Debt                                                  $  1,886,360           $ 1,227,044


Debt-to-Market Capitalization
-----------------------------

Common Stock Price at End of Period                                                        $    22.9375           $   28.5000

Equity Market Capitalization /(2)/                                                         $  6,320,891           $ 7,608,188

Total Consolidated Capitalization                                                          $ 15,089,842           $15,581,560

Total Capitalization - Including Simon Group's Share of JV Debt                            $ 16,976,202           $16,808,604


(1)  Diluted for purposes of computing FFO per share.
(2) Market value of Common Stock, Units and all issues of Preferred Stock of SPG and SPG Properties, Inc.

                                   11 of 38

                              SIMON PROPERTY GROUP
                      Portfolio GLA, Occupancy & Rent Data
                            As of December 31, 1999

--------------------------------------------------------------------------------------------------------
                                                                                    Avg. Annualized
                                                                   % of Owned        Base Rent Per
                                             Total        % of      GLA Which       Leased Sq. Ft.
      Type of Property        GLA-Sq. Ft.  Owned GLA   Owned GLA    is Leased        of Owned GLA
--------------------------------------------------------------------------------------------------------
Regional Malls
----------------------------
-Anchor                        96,170,080  30,056,285       27.2%        98.3%           $ 3.80

-Mall Store                    55,575,193  55,527,296       50.3%        90.5%           $28.00
-Freestanding                   3,574,036   1,832,813        1.7%        95.1%           $ 9.05
                              -----------  ----------       ----
     Subtotal                  59,149,229  57,360,109       52.0%        90.6%           $27.33


Regional Mall Total           155,319,309  87,416,394       79.2%        93.3%           $18.92

Community Shopping Centers
----------------------------

-Anchor                        13,526,888   8,767,449        7.9%        92.3%           $ 6.80
-Mall Store                     4,983,780   4,898,022        4.4%        81.1%            11.65
-Freestanding                     985,361     479,372         .4%        97.7%             7.45
                                                            ----

Community Ctr. Total           19,496,029  14,144,843       12.7%        88.6%           $ 8.36

Office Portion of
Mixed-Use Properties            2,858,104   2,858,104        2.6%        89.2%           $19.40

Value-Oriented
Super-Regional Malls            5,309,627   5,184,627        4.6%        95.1%           $16.34

First Quarter 2000
Expected Dispositions           1,625,370   1,031,154        0.9%

GRAND TOTAL                   184,608,439 110,635,122     100.00%

------------------------------------------------------------------------------
                               Occupancy History
------------------------------------------------------------------------------

                                               Community
   As of           Regional Malls/(1)/     Shopping Centers/(2)/
   -----           --------------          ----------------
   12/31/99             90.6%                     88.6%
   12/31/98             90.0%                     91.4%
   12/31/97             87.3%                     91.3%
   12/31/96             84.7%                     91.6%

/(1)/ Includes mall and freestanding stores.
/(2)/ Includes all Owned GLA.




                                    12 of 38

                             SIMON PROPERTY GROUP
                               Rent Information
                            As of December 31, 1999

-----------------
Average Base Rent
-----------------

                      Mall & Freestanding        %        Community         %
      As of         Stores at Regional Malls  Change   Shopping Centers  Change
      -----         ------------------------  -------  ----------------  -------
     12/31/99                  $27.33           6.3%           $8.36       8.9%

     12/31/98                   25.70           8.7             7.68       3.2

     12/31/97                   23.65          14.4             7.44      -2.7

     12/31/96                   20.68           7.8             7.65       4.9

     12/31/95/(1)/              19.18           4.4             7.29       2.4

------------
Rental Rates
------------

                                  Base Rent /(2)/
                                  ---------------
                         Store Openings  Store Closings      Amount of Change
                                                             -----------------
Year                     During Period    During Period   Dollar      Percentage
----                     -------------    -------------   ------      ----------
Regional Malls:
---------------
1999                         $31.25           $24.55      $ 6.70         27.3%
1998                          27.33            23.63        3.70         15.7
1997                          29.66            21.26        8.40         39.5
1996                          23.59            18.73        4.86         25.9

Community Shopping Centers:
---------------------------
1999                         $10.26           $ 7.44      $ 2.82         37.9%
1998                          10.43            10.95       (0.52)        (4.7)
1997                           8.63             9.44       (0.81)        (8.6)
1996                           8.18             6.16        2.02         32.8

(1) On a pro forma combined basis giving effect to the merger with DRC for periods presented.
(2) Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

                                   13 of 38

                             SIMON PROPERTY GROUP
                            Lease Expirations/(1)/
                            As of December 31, 1999

                            Number of               Square             Avg. Base Rent
        Year               Leases Expiring           Feet             per Square Foot
                                                                        at 12/31/99
-----------------------------------------------------------------
Regional Malls - Mall & Freestanding Stores
-----------------------------------------------------------------
2000                                 1,712               2,990,777                27.37
2001                                 1,635               3,534,249                26.38
2002                                 1,630               3,486,631                28.06
2003                                 1,870               4,430,656                28.86
2004                                 1,724               4,742,160                28.61
2005                                 1,537               4,980,410                26.96
2006                                 1,486               4,148,487                29.78
2007                                 1,402               4,136,960                30.96
2008                                 1,296               4,514,277                29.47
2009                                 1,388               4,574,924                27.91
                        ------------------     -------------------
TOTALS                              15,680              41,539,531               $28.51


-------------------------------------------
Regional Malls - Anchor Tenants
-------------------------------------------
2000                                    10             1,300,991                   2.18
2001                                    12             1,515,532                   1.95
2002                                    17             2,111,747                   1.96
2003                                    19             2,353,899                   2.38
2004                                    23             2,316,233                   3.35
2005                                    16             2,093,532                   2.43
2006                                    15             1,883,778                   3.30
2007                                     7               816,448                   1.82
2008                                    13             1,350,173                   4.90
2009                                    17             1,999,841                   2.91
                        ------------------     -----------------
TOTALS                                 149            17,742,174                  $2.74


---------------------------------------------------------------------
Community Centers - Mall Stores & Freestanding Stores
---------------------------------------------------------------------
2000                                   207               462,167                  12.13
2001                                   201               566,009                  12.09
2002                                   174               571,557                  11.47
2003                                   149               583,535                  11.28
2004                                   132               526,713                  11.86
2005                                    85               436,671                  10.70
2006                                    24               273,749                   7.67
2007                                    19               167,142                  11.19
2008                                    18               131,323                  12.20
2009                                    16                93,879                  15.97
                        ------------------     -----------------
TOTALS                               1,025             3,812,745                 $11.42

(1)  Does not consider the impact of options that may be contained in leases.

                                   14 of 38

                             SIMON PROPERTY GROUP
                             Lease Expirations/(1)/
                            As of December 31, 1999

                            Number of               Square             Avg. Base Rent
        Year               Leases Expiring           Feet             per Square Foot
                                                                        at 12/31/99
---------------------------------------------
Community Centers - Anchor Tenants
---------------------------------------------
2000                                6                    239,945               5.57
2001                               13                    537,403               4.02
2002                                9                    334,458               5.74
2003                               13                    567,872               4.96
2004                               15                    562,288               4.34
2005                               13                    632,062               5.95
2006                                9                    511,812               5.62
2007                               11                    466,173               6.24
2008                               10                    399,235               7.91
2009                               16                    703,913               6.65
                           ----------            ---------------
TOTALS                            115                  4,955,161              $5.67

(1)  Does not consider the impact of options that may be contained in leases.

                                   15 of 38

                             SIMON PROPERTY GROUP
         SPG's Share of Total Debt Amortization and Maturities by Year
                            As of December 31, 1999
                                (In thousands)

                                       -----------------       -----------------       -------------------    ------------------
                                          SPG's Share of         SPG's Share of           SPG's Share of
                                             Secured               Unsecured              Unconsolidated         SPG's Share of
                                           Consolidated           Consolidated             Joint Venture             Total
-------------------------------
            Year                               Debt                  Debt                  Secured Debt              Debt
-------------------------------        -----------------       -----------------       -------------------    ------------------
2000......................         0             200,484 (1)             950,000 (2)               220,221             1,370,705
2001......................         1             238,378                       0                   111,407               349,785
2002......................         2             378,003               1,185,000 (3)                86,349             1,649,352
2003......................         3             539,056                 575,000                   347,067             1,461,123
2004......................         4             308,858                 700,000                   177,031             1,185,889
2005......................         5             110,226                 660,000                   132,131               902,356
2006......................         6             132,603                 250,000                   255,562               638,165
2007......................         7             495,129                 180,000                   111,842               786,971
2008......................         8              83,761                 200,000                   294,200               577,961
2009......................         9             330,385                 450,000                    39,324               819,709

Thereafter                                       109,397                 525,000                   100,000               734,397
                                       -----------------       -----------------       -------------------    ------------------
Subtotal Face Amounts                        $ 2,926,281             $ 5,675,000               $ 1,875,134          $ 10,476,415
                                       -----------------       -----------------       -------------------    ------------------
Premiums and Discounts on
Indebtedness, net                                  1,301                   5,852                    11,226                18,379
                                       -----------------       -----------------       -------------------    ------------------
SPG's Share of Total Indebtedness            $ 2,927,582             $ 5,680,852               $ 1,886,360          $ 10,494,794
                                       =================       =================       ===================    ==================


(1)  $50,000 of this debt was refinanced on 01/11/00.
(2) Consists of two tranches of $450,000 and $500,000 due 03/24/00 and 09/24/00, respectively. Simon Group has received commitments in excess of $450,000 to refinance the first tranche for one year.
(3) Includes Credit Facility outstanding of $785,000 which Simon Group has the option to extend maturity one year to 08/25/03.

                                   16 of 38

                             SIMON PROPERTY GROUP
                            Summary of Indebtedness
                            As of December 31, 1999
                                (In thousands)


                                                                      ---------------
                                                                           SPG's
                                                   --------------                         --------------   -------------------
                                                        Total             Share of         Weighted Avg.   Weighted Avg. Years
                                                     Indebtedness       Indebtedness      Interest Rate       to Maturity
                                                   --------------     ---------------     --------------   -------------------
Consolidated Indebtedness
-------------------------

     Mortgage Debt
      Fixed Rate (1)                                     2,664,407          2,515,473              7.17%                  6.3
      Other Hedged Debt                                     50,000             50,000              6.37%                  0.1
      Floating Rate Debt                                   372,780            360,807              7.12%                  3.5
                                                       -----------        -----------         ----------           ----------
     Total Mortgage Debt                                 3,087,187          2,926,281              7.15%                  5.8

     Unsecured Debt
      Fixed Rate                                         3,790,000          3,790,000              7.17%                  7.1
      Other Hedged Debt                                     63,000             63,000              6.60%                  2.2
      Floating Rate Debt                                    87,000             87,000              6.62%                  2.2
                                                       -----------        -----------         ----------           ----------
     Subtotal                                            3,940,000          3,940,000              7.15%                  6.9

      Acquisition Facility                                 950,000            950,000              6.47%                  0.5
      Revolving Corporate Credit Facility                  645,000            645,000              6.47%                  2.7
      Revolving Corporate Credit Facility (Hedged)         140,000            140,000              6.47%                  2.7
                                                       -----------        -----------         ----------           ----------
     Total Unsecured Debt                                5,675,000          5,675,000              6.94%                  5.3

     Adjustment to Fair Market Value - Fixed Rate            5,618              6,716                N/A                  N/A
     Adjustment to Fair Market Value - Variable Rate         1,146                438                N/A                  N/A
                                                       -----------        -----------         ----------           ----------
                                                         8,768,951          8,608,434              7.01%                  5.4
                                                       ===========        ============        ==========           ----------
Joint Venture Mortgage Indebtedness
-----------------------------------

      Fixed Rate                                         3,125,708          1,377,469              7.66%                  6.1
      Other Hedged Debt                                    706,716            225,628              6.60%                  3.4
      Floating Rate Debt                                   666,750            272,037              7.14%                  2.3
                                                       -----------        -----------         ----------           ----------
      Subtotal                                           4,499,174          1,875,133              7.45%                  5.2

     Adjustment to Fair Market Value - Fixed Rate           22,521             11,226                N/A                  N/A
                                                       -----------        -----------         ----------           ----------
Joint Venture Mortgages and Other Indebtedness           4,521,695          1,886,360              7.45%                  5.2
                                                       ===========        ===========         ==========           ==========
                                                                          -----------         ----------           ----------
SPG's Share of Total Indebtedness                                          10,494,794              7.08%                  5.4
                                                                          -----------         ---------            ----------

   (1) Includes $185,000 of variable rate debt, of which $148,969 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                     ------------     -------------
---------------------------------------                   --------     --------     ------------        SPG's         Weighted Avg
              Property                                    Maturity     Interest         Total          Share of       Interest Rate
                Name                                        Date          Rate      Indebtedness     Indebtedness        by Year
---------------------------------------                   --------     --------     ------------     ------------      ------------
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
-------------------------

        Florida Mall, The                                 2/28/00        6.65%         90,000           90,000
        Windsor Park Mall - 1                              6/1/00        8.00%          5,694            5,694
        Trolley Square - 1                                7/23/00        5.81%         19,000           17,100
        Other                                              4/1/00        9.75%             22               22
                                                                                      -------          -------
             Subtotal 2000                                                            114,716          112,816               6.59%

        Biltmore Square                                    1/1/01        7.15%         25,765           17,185
        Chesapeake Square                                  1/1/01        7.28%         46,739           35,054
        Port Charlotte Town Center - 1                     1/1/01        7.28%         52,099           41,679
        Great Lakes Mall - 1                               3/1/01        6.74%         52,632           52,632
        Great Lakes Mall - 2                               3/1/01        7.07%          8,489            8,489
        Orland Square                                      9/1/01        7.74%         50,000           50,000
        Other                                            11/30/01        8.50%            111              111
                                                                                      -------          -------
             Subtotal 2001                                                            235,835          205,151               7.23%

        Lima Mall                                           3/1/02       7.12%         18,903           18,903
        Columbia Center                                    3/15/02       7.62%         42,326           42,326
        Northgate Shopping Center                          3/15/02       7.62%         79,035           79,035
        Tacoma Mall                                        3/15/02       7.62%         92,474           92,474
        River Oaks Center                                   6/1/02       8.67%         32,500           32,500
        North Riverside Park Plaza - 1                      9/1/02       9.38%          3,769            3,769
        North Riverside Park Plaza - 2                      9/1/02      10.00%          3,617            3,617
        Palm Beach Mall                                   12/15/02       7.50%         49,419           49,419
        Other                                              5/31/02       6.80%            625              625
        Other                                              12/1/02       8.00%            868              868
                                                                                      -------          -------
             Subtotal 2002                                                            323,536          323,536               7.72%

        Principal Mutual Mortgages - Pool 1         (1)    3/15/03       6.81%        103,334          103,334
        Principal Mutual Mortgages - Pool 2         (2)    3/15/03       6.77%        137,682          137,682
        Century III Mall -1                                 7/1/03       6.78%         66,000           66,000
        Miami International Mall                          12/21/03       6.91%         45,920           27,552
                                                                                      -------          -------
             Subtotal 2003                                                            352,936          334,568               6.79%

        Battlefield Mall - 1                                1/1/04       7.50%         47,610           47,610
        Battlefield Mall - 2                                1/1/04       6.81%         44,567           44,567
        Forum Phase I - Class A-2                          5/15/04       6.19%         44,386           26,632
        Forum Phase II - Class A-2                         5/15/04       6.19%         40,614           22,338
        Forum Phase I - Class A-1                          5/15/04       7.13%         46,996           28,198
        Forum Phase II - Class A-1                         5/15/04       7.13%         43,004           23,652
                                                                                      -------          -------
             Subtotal 2004                                                            267,177          192,996               6.91%

        Tippecanoe Mall - 1                         (3)    1/1/05        8.45%         45,485           45,485
        Tippecanoe Mall - 2                         (3)    1/1/05        6.81%         15,845           15,845
        Melbourne Square                                   2/1/05        7.42%         38,869           38,869
        Cielo Vista Mall - 2                              11/1/05        8.13%          1,731            1,731
                                                                                      -------          -------
             Subtotal 2005                                                            101,930          101,930               7.80%


                                   18 0f 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                ----------------  ----------------
      ------------------------------       ---------------  -------------   ------------------       SPG's         Weighted Avg
              Property                         Maturity        Interest         Total               Share of       Interest Rate
                Name                             Date            Rate           Indebtedness      Indebtedness        by Year
      ------------------------------       ---------------  -------------   ------------------  ---------------- ----------------
        Treasure Coast Square - 1                 1/1/06       7.42%                52,427           52,427
        Treasure Coast Square - 2                 1/1/06       8.06%                11,992           11,992
        Gulf View Square                         10/1/06       8.25%                37,064           37,064
        Paddock Mall                             10/1/06       8.25%                29,478           29,478
                                                                                  --------         --------
             Subtotal 2006                                                         130,961          130,961             7.90%

        Lakeline Mall                             5/1/07       7.65%                72,180           72,180
        Cielo Vista Mall - 1              (4)     5/1/07       9.38%                54,502           54,502
        Cielo Vista Mall - 3              (4)     5/1/07       6.76%                38,584           38,584
        McCain Mall - 1                   (4)     5/1/07       9.38%                25,450           25,450
        McCain Mall - 2                   (4)     5/1/07       6.76%                17,809           17,809
        Valle Vista Mall - 1              (4)     5/1/07       9.38%                33,707           33,707
        Valle Vista Mall - 2              (4)     5/1/07       6.81%                 7,916            7,916
        University Park Mall                     10/1/07       7.43%                59,500           35,700
        CMBS Loan - Variable Component    (5)   12/15/07       6.16%                50,000           50,000
        CMBS Loan - Fixed Component             12/15/07       7.31%               175,000          175,000
                                                                                 ---------       ----------
             Subtotal 2007                                                         534,648          510,848             7.64%

        Randall Park Mall - 1                    7/11/08       7.33%                35,000           35,000
        Randall Park Mall - 2                    7/11/08       7.33%                 5,000            5,000
        Arsenal Mall - 1                         9/28/08       6.57%                34,603           34,603
                                                                                  ---------        ---------
             Subtotal 2008                                                          74,603           74,603             6.98%

        College Mall - 1                  (3)     1/1/09       7.00%                41,598           41,598
        College Mall - 2                  (3)     1/1/09       6.76%                11,883           11,883
        Greenwood Park Mall - 1           (3)     1/1/09       7.00%                34,839           34,839
        Greenwood Park Mall - 2           (3)     1/1/09       6.76%                61,397           61,397
        Towne East Square - 1             (3)     1/1/09       7.00%                54,998           54,998
        Towne East Square - 2             (3)     1/1/09       6.81%                24,758           24,758
        Bloomingdale Court                       10/1/09       7.78%                29,879           29,879
        Forest Plaza                             10/1/09       7.78%                16,388           16,388
        Lake View Plaza                          10/1/09       7.78%                21,785           21,785
        Lakeline Plaza                           10/1/09       7.78%                23,883           23,883
        Lincoln Crossing                         10/1/09       7.78%                 3,298            3,298
        Matteson Plaza                           10/1/09       7.78%                 9,593            9,593
        Muncie Plaza                             10/1/09       7.78%                 8,294            8,294
        Regency Plaza                            10/1/09       7.78%                 4,497            4,497
        St. Charles Towne Plaza                  10/1/09       7.78%                28,780           28,780
        West Ridge Plaza                         10/1/09       7.78%                 5,796            5,796
        White Oaks Plaza                         10/1/09       7.78%                17,688           17,688
                                                                                  ---------        ---------
             Subtotal 2009                                                         399,354          399,354             7.28%

        Windsor Park Mall - 2                     5/1/12       8.00%                 8,748            8,748
                                                                                 ----------         --------
             Subtotal 2012                                                           8,748            8,748             8.00%

        Chesapeake Center                         5/15/15      8.44%                 6,563            6,563
        Grove at Lakeland Square, The             5/15/15      8.44%                 3,750            3,750
        Terrace at Florida Mall, The              5/15/15      8.44%                 4,688            4,688
                                                                                  ---------        ---------
             Subtotal 2015                                                          15,001           15,001             8.44%

                                   19 of 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)


                                                                                                ----------------  ----------------
      ------------------------------       ---------------  -------------   ------------------       SPG's         Weighted Avg
              Property                         Maturity        Interest         Total               Share of       Interest Rate
                Name                             Date            Rate           Indebtedness      Indebtedness        by Year
      ------------------------------       ---------------  -------------   ------------------  ---------------- ----------------
        Arsenal Mall - 2                           5/15/16          8.20%            2,268            2,268
                                                                                   --------         -------
             Subtotal 2016                                                           2,268            2,268             8.20%


        Sunland Park Mall                          1/1/26           8.63%           39,125           39,125
                                                                                  --------         --------
             Subtotal 2026                                                          39,125           39,125             8.63%

        Keystone at the Crossing                   7/1/27           7.85%           63,569           63,569
                                                                                  --------         --------
             Subtotal 2027                                                          63,569           63,569             7.85%

                                                                                  --------         --------         --------
        Total Consolidated Fixed Rate Mortgage Debt                              2,664,407        2,515,473             7.17%
                                                                                 =========       ==========         ========


Variable Rate Mortgage Debt:

        Jefferson Valley Mall                    1/12/00            6.37%           50,000           50,000
        White Oaks Mall                           3/1/00            7.41%           16,500            9,062
        Trolley Square                           7/23/00            7.32%            8,141            7,327
                                                                                ----------        ---------
             Subtotal 2000                                                          74,641           66,389             6.62%

        Crystal River                             1/1/01            8.82%           15,292           15,292
                                                                                ----------        ---------
             Subtotal 2001                                                          15,292           15,292             8.82%

        Highland Lakes Center                     3/1/02            7.32%           14,377           14,377
        Eastgate Consumer Mall             (6)   3/29/02            6.82%           22,929           22,929
        Mainland Crossing                        3/31/02            7.32%            1,603            1,282
                                                                                ----------        ---------
             Subtotal 2002                                                          38,909           38,588             7.03%

        Richmond Towne Square              (6)   7/15/03            6.82%           45,898           45,898
        Shops @ Mission Viejo              (6)   9/14/03            6.87%          110,068          110,068
        Arboretum                          (6)  11/30/03            7.32%           34,000           30,600
                                                                                ----------        ---------
             Subtotal 2003                                                         189,966          186,566             6.93%

        North East Mall                    (6)   5/21/04            7.20%           73,636           73,636
        Waterford Lakes                    (6)   8/16/04            7.22%           30,336           30,336
                                                                                ----------        ---------
             Subtotal 2004                                                         103,972          103,972             7.20%

                                                                                ----------        ---------         --------
        Total Variable Rate Mortgage Debt                                          422,780          410,807             7.03%
                                                                                ==========        =========         ========

                                                                                                  ---------         --------
        Total Consolidated Mortgage Debt                                                          2,926,281             7.15%
                                                                                                  =========         ========

                                   20 of 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                  ---------------- -----------------
                                                                                                       SPG's         Weighted Avg
--------------------------------------------------    ------------ ------------  ----------------
                     Property                           Maturity     Interest          Total          Share of       Interest Rate
                       Name                               Date         Rate        Indebtedness     Indebtedness        by Year
--------------------------------------------------    ------------ ------------  ---------------- ---------------- -----------------
Fixed Rate Unsecured Debt:
--------------------------

        Unsecured Notes - CPI 1                           3/15/02          9.00%          250,000          250,000
                                                                                 ---------------- ----------------
             Subtotal 2002                                                                250,000          250,000       9.00%

        Unsecured Notes - CPI 2                           4/1/03           7.05%          100,000          100,000
        SPG, LP (Bonds)                                   6/15/03          6.63%          375,000          375,000
        SPG, LP (PATS)                                   11/15/03          6.75%          100,000          100,000
                                                                                 ---------------- ----------------
             Subtotal 2003                                                                575,000          575,000       6.72%

        SCA (Bonds)                                       1/15/04          6.75%          150,000          150,000
        SPG, LP (Bonds)                                   2/9/04           6.75%          300,000          300,000
        SPG, LP (Bonds)                                   7/15/04          6.75%          100,000          100,000
        Unsecured Notes - CPI 3                           8/15/04          7.75%          150,000          150,000
                                                                                 ---------------- ----------------
             Subtotal 2004                                                                700,000          700,000       6.96%

        SCA (Bonds)                                       5/15/05          7.63%          110,000          110,000
        SPG, LP (Bonds)                                   6/15/05          6.75%          300,000          300,000
        SPG, LP (MTN)                                     6/24/05          7.13%          100,000          100,000
        SPG, LP (Bonds)                                  10/27/05          6.88%          150,000          150,000
                                                                                 ---------------- ----------------
             Subtotal 2005                                                                660,000          660,000       6.98%

        SPG, LP (Bonds)                                  11/15/06          6.88%          250,000          250,000
                                                                                 ---------------- ----------------
             Subtotal 2006                                                                250,000          250,000       6.88%

        SPG, LP (MTN)                                     9/20/07          7.13%          180,000          180,000
                                                                                 ---------------- ----------------
             Subtotal 2007                                                                180,000          180,000       7.13%

        SPG, LP (MOPPRS)                                  6/15/08          7.00%          200,000          200,000
                                                                                 ---------------- ----------------
             Subtotal 2008                                                                200,000          200,000       7.00%

        SPG, LP (Bonds)                                   2/9/09           7.13%          300,000          300,000
        SPG, LP (Bonds)                                   7/15/09          7.00%          150,000          150,000
                                                                                 ---------------- ----------------
             Subtotal 2009                                                                450,000          450,000       7.08%

        Unsecured Notes - CPI 4                           9/1/13           7.18%           75,000           75,000
                                                                                 ---------------- ----------------
             Subtotal 2013                                                                 75,000           75,000       7.18%

        Unsecured Notes - CPI 5                           3/15/16          7.88%          250,000          250,000
                                                                                 ---------------- ----------------
             Subtotal 2016                                                                250,000          250,000       7.88%

        SPG, LP (Bonds)                                   6/15/18          7.38%          200,000          200,000
                                                                                 ---------------- ----------------
             Subtotal 2018                                                                200,000          200,000       7.38%

                                                                                 ---------------- ----------------
        Total Unsecured Fixed Rate Debt                                                 3,790,000        3,790,000       7.17%
                                                                                 ================ ================

                                    21 of 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                  ---------------- -----------------
                                                                                                       SPG's         Weighted Avg
--------------------------------------------------    ------------ ------------  ----------------
                     Property                           Maturity     Interest          Total          Share of       Interest Rate
                       Name                               Date         Rate        Indebtedness     Indebtedness        by Year
--------------------------------------------------    ------------ ------------  ---------------- ---------------- -----------------
Variable Rate Unsecured Debt:
-----------------------------

        Acquisition Facility - 2                           3/24/00         6.47%          450,000          450,000
        Acquisition Facility - 3                           9/24/00         6.47%          500,000          500,000
                                                                                 ---------------- ----------------
             Subtotal 2000                                                                950,000          950,000       6.47%


        SPG, L.P. Unsecured Loan                    (7)    2/28/02         6.61%          150,000          150,000
        Corporate Revolving Credit Facility         (8)    8/25/02         6.47%          785,000          785,000
                                                                                 ---------------- ----------------
             Subtotal 2002                                                                935,000          935,000       6.49%

                                                                                 ---------------- ----------------
        Total Unsecured Variable Rate Debt                                              1,885,000        1,885,000       6.48%
                                                                                 ================ ================

                                                                                                  ----------------
        Total Unsecured Debt                                                                             5,675,000       6.94%
                                                                                                  ================

        Net Premium on Fixed-Rate Indebtedness                                              5,618            6,716        N/A
        Net Premium on Variable-Rate Indebtedness                                           1,146              438        N/A
                                                                                                  ----------------
                                                                                                  ---------------- -----------------
        Total Consolidated Debt                                                                          8,608,434       7.01%
                                                                                                  ---------------- -----------------

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
------------------------

        Northfield Square                                  4/1/00          9.52%           23,753            7,506
        Emerald Square Mall                                4/1/00          9.16%          157,500           77,392
        Coral Square                                       12/1/00         7.40%           53,300           26,650
                                                                                 ---------------- ----------------
             Subtotal 2000                                                                234,553          111,548       8.76%

        Atrium at Chestnut Hill - 1                        4/1/01          7.29%           42,846           21,053
        Atrium at Chestnut Hill - 2                        4/1/01          8.16%           11,725            5,761
        Highland Mall - 2                                  10/1/01         8.50%              188               94
        Highland Mall - 3                                  11/1/01         9.50%            1,822              911
        Square One                                         12/1/01         8.40%          105,825           52,000
                                                                                 ---------------- ----------------
             Subtotal 2001                                                                162,406           79,820       8.10%

        Crystal Mall                                       2/1/03          8.66%           49,235           36,714
        Avenues, The                                       5/15/03         8.36%           56,951           14,238
        Lakeland Square                                   12/22/03         7.26%           51,840           25,920
                                                                                 ---------------- ----------------
             Subtotal 2003                                                                158,026           76,872       8.13%

        Solomon Pond                                       2/1/04          7.83%           96,250           47,295
        Northshore Mall                                    5/14/04         9.05%          161,000           79,111
        Indian River Commons                               11/1/04         7.58%            8,399            4,200
        Indian River Mall                                  11/1/04         7.58%           46,602           23,301
                                                                                 ---------------- ----------------
             Subtotal 2004                                                                312,251          153,907       8.41%

                                    22 of 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                  ---------------- -----------------
                                                                                                       SPG's         Weighted Avg
--------------------------------------------------    ------------ ------------  ----------------
                     Property                           Maturity     Interest          Total          Share of       Interest Rate
                       Name                               Date         Rate        Indebtedness     Indebtedness        by Year
--------------------------------------------------    ------------ ------------  ---------------- ---------------- -----------------
        Westchester, The - 1                               9/1/05          8.74%          150,849           75,425
        Westchester, The - 2                               9/1/05          7.20%           53,674           26,837
        Cobblestone Court                                 11/30/05         7.22%            6,180            2,163
        Crystal Court                                     11/30/05         7.22%            3,570            1,250
        Fairfax Court                                     11/30/05         7.22%           10,320            2,709
        Gaitway Plaza                                     11/30/05         7.22%            7,350            1,715
        Plaza at Buckland Hills, The                      11/30/05         7.22%           17,680            6,055
        Ridgewood Court                                   11/30/05         7.22%            7,980            2,793
        Royal Eagle Plaza                                 11/30/05         7.22%            7,920            2,772
        Village Park Plaza                                11/30/05         7.22%            8,960            3,136
        West Town Corners                                 11/30/05         7.22%           10,330            2,411
        Westland Park Plaza                               11/30/05         7.22%            4,950            1,155
        Willow Knolls Court                               11/30/05         7.22%            6,490            2,272
        Yards Plaza, The                                  11/30/05         7.22%            8,270            2,895
                                                                                 ---------------- ----------------
             Subtotal 2005                                                                304,523          133,587       8.07%

        Seminole Towne Center                              1/1/06          6.88%           70,500           31,725
        CMBS Loan - Fixed Component (IBM)           (9)    5/1/06          7.41%          300,000          150,000
        Great Northeast Plaza                              6/1/06          9.04%           17,519            8,760
        Smith Haven Mall                                   6/1/06          7.86%          115,000           28,750
        Mall of Georgia Crossing                    (6)    6/10/06         7.25%           23,931           11,966
        Greendale Mall                                     11/1/06         8.23%           42,000           20,638
                                                                                 ---------------- ----------------
             Subtotal 2006                                                                568,950          251,838       7.51%

        Town Center at Cobb - 1                            4/1/07          7.54%           50,205           25,103
        Town Center at Cobb - 2                            4/1/07          7.25%           65,471           32,736
        Gwinnett Place - 1                                 4/1/07          7.54%           39,446           19,723
        Gwinnett Place - 2                                 4/1/07          7.25%           85,960           42,980
                                                                                 ---------------- ----------------
             Subtotal 2007                                                                241,082          120,541       7.36%

        Metrocenter                                        2/28/08         8.45%           30,769           15,385
        Aventura Mall - A                                  4/6/08          6.55%          141,000           47,000
        Aventura Mall - B                                  4/6/08          6.60%           25,400            8,467
        Aventura Mall - C                                  4/6/08          6.89%           33,600           11,200
        West Town Mall                                     5/1/08          6.90%           76,000           38,000
        Mall of New Hampshire - 1                          10/1/08         6.96%          104,779           51,486
        Mall of New Hampshire - 2                          10/1/08         8.53%            8,483            4,168
        Grapevine Mills - 2                                10/1/08         6.47%          155,000           58,125
        Ontario Mills - 5                                  11/2/08         6.75%          143,594           35,899
        Source, The - 2                                    11/6/08         6.65%          124,000           31,000
                                                                                 ---------------- ----------------
             Subtotal 2008                                                                842,625          300,729       6.82%

        Apple Blossom Mall                                 9/10/09         7.99%           40,926           20,110
        Auburn Mall                                        9/10/09         7.99%           47,913           23,543
        Highland Mall - 1                                  12/1/09         9.75%            7,453            3,727
        Ontario Mills - 4                           (10)  12/28/09         0.00%            5,000            1,250
                                                                                 ---------------- ----------------
             Subtotal 2009                                                                101,292           48,630       7.92%

        Mall of Georgia                                    7/1/10          7.09%          200,000          100,000
                                                                                 ---------------- ----------------
             Subtotal 2010                                                                200,000          100,000       7.09%

                                                                                 ---------------- ----------------  ---------------
        Total Joint Venture Fixed Rate Mortgage Debt                                    3,125,708        1,377,469       7.66%
                                                                                 ================ ================  ===============

                                    23 of 38

                             SIMON PROPERTY GROUP
                      Summary of Indebtedness By Maturity
                            As of December 31, 1999
                                (In thousands)

                                                                                                  ---------------- -----------------
                                                                                                       SPG's         Weighted Avg
--------------------------------------------------    ------------ ------------  ----------------
                     Property                           Maturity     Interest          Total          Share of       Interest Rate
                       Name                               Date         Rate        Indebtedness     Indebtedness        by Year
--------------------------------------------------    ------------ ------------  ---------------- ---------------- -----------------
Variable Rate Mortgage Debt:
----------------------------

        Tower Shops, The                                  3/13/00          7.02%           12,900            6,450
        Mall at Rockingham                                8/24/00          7.79%          100,000           24,569
        Dadeland Mall                                    12/10/00          6.52%          140,000           70,000
                                                                                 ---------------- ----------------
             Subtotal 2000                                                                252,900          101,019       6.86%

        Liberty Tree Mall - 1                             10/1/01          7.32%           47,319           23,251
        Liberty Tree Mall - 2                             10/1/01          9.98%            8,377            4,116
                                                                                 ---------------- ----------------
             Subtotal 2001                                                                 55,696           27,368       7.72%

        Montreal Forum                                    1/31/02          6.50%           11,011            3,923
        Arizona Mills                              (6)    2/1/02           7.12%          142,216           37,425
        Shops at Sunset Place, The                 (6)    6/30/02          7.07%          102,191           38,322
                                                                                 ---------------- ----------------
             Subtotal 2002                                                                255,418           79,670       7.07%

        Cape Cod Mall                              (6)    4/1/03           7.62%           59,665           29,318
        CMBS Loan - Floating Component (IBM)       (9)    5/1/03           6.32%          185,000           92,500
        Mall of America                                  11/19/03          6.69%          312,000           85,800
        Concord Mills                              (6)    12/2/03          7.17%          164,442           61,666
                                                                                 ---------------- ----------------
             Subtotal 2003                                                                721,107          269,283       6.78%

        Circle Centre Mall - 1                     (6)    1/31/04          6.26%           60,000            8,802
        Circle Centre Mall - 2                     (6)    1/31/04          7.32%            7,500            1,100
        Orlando Premium Outlets                    (6)    2/12/04          7.32%           20,845           10,423
                                                                                 ---------------- ----------------
             Subtotal 2004                                                                 88,345           20,325       6.86%

                                                                                 ---------------- ----------------  ---------------
        Total Joint Venture Variable Rate Debt                                          1,373,466          497,664       6.90%
                                                                                 ================ ================  ===============

        CMBS Loan - Fixed Premium                                                          18,564            9,282
        Net Premium on NED Fixed-Rate Indebtedness                                          3,957            1,944
                                                                                                  ----------------

                                                                                                  ----------------  ---------------
        Total Joint Venture Debt                                                                         1,886,360       7.45%
                                                                                                  ----------------  ---------------

                                                                                                  ----------------  ---------------
        SPG's Share of Total Indebtedness                                                               10,494,794       7.08%
                                                                                                  ----------------  ---------------

        (1) This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South
             Park). A weighted average rate is used for these Pool 1 Properties. Includes applicable extensions available at Simon Group's option.

        (2) This Principal Mutual Pool 2 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (Eastland, Forest Mall, Golden Ring, Hutchinson, Markland, Midland, and North Towne). A weighted average rate is used for these Pool 2 Properties. Includes applicable extensions available at Simon Group's option.

        (3) This TIAA Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.

        (4) This TIAA Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

        (5) Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.

        (6)  Includes applicable extensions available at Simon Group's option.

        (7) Through an interest rate protection agreement, $63M of this $150M loan is effectively fixed at an all-in-one rate of 6.14%. Loan maturity includes a one year extension available at Simon Group's option.

        (8) Through an interest rate protection agreement, $140M of this Corporate Revolving Credit Facility is effectively fixed at an all-in-one rate of 6.14%.

        (9) These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties. A weighted average rate is used.

        (10) Notes for purchase of land from Ontario Redevelopment Agency at 6% commencing January 2000.

                                    24 of 38

                             SIMON PROPERTY GROUP
     Summary of Variable Rate Debt and Interest Rate Protection Agreements
                            As of December 31, 1999
                                (In thousands)

                                                               -------------  --------  -------------  ---------
                                                                 Principal       SPG        SPG's      Interest
--------------------------------------------        ----------                                                    --------------
                 Property                            Maturity    Balance      Ownership   Share of       Rate       Terms of
                   Name                                Date      12/31/99        %      Loan Balance   12/31/99   Variable Rate
--------------------------------------------        ---------- -------------  --------  -------------  ---------  --------------
Consolidated Properties:

Variable Rate Debt Effectively Fixed to Maturity:

Orland Square                                          9/1/01        50,000   100.00%         50,000     7.742%   LIBOR + 0.500%
Forum Phase I - Class A-2                             5/15/04        44,386    60.00%         26,632     6.190%   LIBOR + 0.300%

Forum Phase II - Class A-2                            5/15/04        40,614    55.00%         22,338     6.190%   LIBOR + 0.300%

CMBS Loan - Variable Component                       12/15/07        50,000   100.00%         50,000     6.155%   LIBOR + 0.365%
                                                               -------------            -------------
                                                                    185,000                  148,969
                                                               =============            =============

Other Hedged Debt:

Jefferson Valley Mall                                 1/12/00        50,000   100.00%         50,000     6.373%   LIBOR + 0.550%
SPG, L.P. Unsecured Loan ($150M Loan - swapped)       2/28/02        63,000   100.00%         63,000     6.623%   LIBOR + 0.800%

Unsecured Revolving Credit Facility - (1.25B-capped)  8/25/02       140,000   100.00%        140,000     6.473%   LIBOR + 0.650%
                                                               -------------            -------------
                                                                    253,000                  253,000
                                                               =============            =============

Floating Rate Debt:

White Oaks Mall                                        3/1/00        16,500    54.92%          9,062     7.410%   LIBOR + 1.300%
CPI Merger Facility - 2 (1.4B)                        3/24/00       450,000   100.00%        450,000     6.473%   LIBOR + 0.650%
Trolley Square                                        7/23/00         8,141    90.00%          7,327     6.900%   LIBOR + 1.500%
CPI Merger Facility - 3 (1.4B)                        9/24/00       500,000   100.00%        500,000     6.473%   LIBOR + 0.650%
Crystal River                                          1/1/01        15,292   100.00%         15,292     8.823%   LIBOR + 3.000%
SPG, L.P. Unsecured Loan ($150M Loan)                 2/28/02        87,000   100.00%         87,000     6.623%   LIBOR + 0.800%
Highland Lakes Center                                  3/1/02        14,377   100.00%         14,377     7.323%   LIBOR + 1.500%
Eastgate Consumer Mall                                3/29/02        22,929   100.00%         22,929     6.823%   LIBOR + 1.000%
Mainland Crossing                                     3/31/02         1,603    80.00%          1,282     7.323%   LIBOR + 1.500%
Richmond Towne Square                                 7/15/03        45,898   100.00%         45,898     6.823%   LIBOR + 1.000%
Unsecured Revolving Credit Facility - (1.25B)         8/25/02       645,000   100.00%        645,000     6.473%   LIBOR + 0.650%
Shops @ Mission Viejo                                 9/14/03       110,068   100.00%        110,068     6.873%   LIBOR + 1.050%
Arboretum                                            11/30/03        34,000    90.00%         30,600     7.323%   LIBOR + 1.500%
North East Mall                                       5/21/04        73,636   100.00%         73,636     7.198%   LIBOR + 1.375%
Waterford Lakes                                       8/16/04        30,336   100.00%         30,336     7.223%   LIBOR + 1.400%
                                                               -------------            -------------
                                                                  2,054,780                2,042,807
                                                               =============            =============
--------------------------------------------            --------------------------------------------------------
                 Property                                                      Terms of
                   Name                                           Interest Rate Protection Agreement
--------------------------------------------            --------------------------------------------------------
Consolidated Properties:

Variable Rate Debt Effectively Fixed to Maturity:

Orland Square                                           LIBOR Swapped at 7.24% through maturity.
Forum Phase I - Class A-2                               Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
Forum Phase II - Class A-2                              Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
CMBS Loan - Variable Component                          Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.


Other Hedged Debt:

Jefferson Valley Mall                                   LIBOR Capped at  8.70% through maturity.
SPG, L.P. Unsecured Loan ($150M Loan - swapped)         Through an interest rate protection agreement, $63M of this $150M loan is effectively fixed at an all-in-one rate of 6.14%.
Unsecured Revolving Credit Facility - (1.25B - Capped)  Subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR cap on $50M.




Floating Rate Debt:

White Oaks Mall                                         90-day LIBOR set on November 30, 1999.
CPI Merger Facility - 2 (1.4B)
Trolley Square
CPI Merger Facility - 3 (1.4B)
Crystal River
SPG, L.P. Unsecured Loan ($150M Loan)
Highland Lakes Center
Eastgate Consumer Mall
Mainland Crossing
Richmond Towne Square
Unsecured Revolving Credit Facility - (1.25B)
Shops @ Mission Viejo
Arboretum
North East Mall
Waterford Lakes

                                   25 of 38

                             SIMON PROPERTY GROUP
     Summary of Variable Rate Debt and Interest Rate Protection Agreements
                            As of December 31, 1999
                                (In thousands)

                                                               -------------  --------  -------------  ---------
                                                                 Principal       SPG        SPG's      Interest
--------------------------------------------        ----------                                                    --------------
                 Property                            Maturity    Balance      Ownership   Share of       Rate       Terms of
                   Name                                Date      12/31/99        %      Loan Balance   12/31/99   Variable Rate
--------------------------------------------        ---------- -------------  --------  -------------  ---------  --------------
Joint Venture Properties:
------------------------

Other Hedged Debt:

Arizona Mills                                          2/1/02       142,216    26.32%         37,425     7.123%   LIBOR + 1.300%
CMBS Loan - Floating Component (IBM)                   5/1/03       185,000    50.00%         92,500     6.321%   See Footnote(1)

Mall of America                                      11/19/03       312,000    27.50%         85,800     6.693%   LIBOR + .870%
Circle Centre Mall - 1                                1/31/04        60,000    14.67%          8,802     6.263%   LIBOR + 0.440%
Circle Centre Mall - 2                                1/31/04         7,500    14.67%          1,100     7.323%   LIBOR + 1.500%
                                                               -------------            -------------
                                                                    706,716                  225,628
                                                               =============            =============

Floating Rate Debt:

Tower Shops, The                                      3/13/00        12,900    50.00%          6,450     7.023%   LIBOR + 1.200%
Mall at Rockingham                                    8/24/00       100,000    24.57%         24,569     7.793%   LIBOR + 1.970%
Dadeland Mall                                        12/10/00       140,000    50.00%         70,000     6.523%   LIBOR + 0.700%
Liberty Tree Mall - 1                                 10/1/01        47,319    49.14%         23,251     7.323%   LIBOR + 1.500%
Liberty Tree Mall - 2                                 10/1/01         8,377    49.14%          4,116     9.983%   LIBOR + 4.160%
Montreal Forum                                        1/31/02        11,011    35.63%          3,923     6.500%   Canadian Prime
Shops at Sunset Place, The                            6/30/02       102,191    37.50%         38,322     7.073%   LIBOR + 1.250%
Cape Cod Mall                                          4/1/03        59,665    49.14%         29,318     7.623%   LIBOR + 1.800%
Concord Mills                                         12/2/03       164,442    37.50%         61,666     7.173%   LIBOR + 1.350%
Orlando Premium Outlets                               2/12/04        20,845    50.00%         10,423     7.323%   LIBOR + 1.500%
                                                               -------------            -------------
                                                                    666,750                  272,037
                                                               =============            =============
--------------------------------------------            --------------------------------------------------------
                 Property                                                      Terms of
                   Name                                           Interest Rate Protection Agreement
--------------------------------------------            --------------------------------------------------------
Joint Venture Properties:
------------------------

Other Hedged Debt:

Arizona Mills                                           LIBOR Capped at  9.50% through maturity.
CMBS Loan - Floating Component (IBM)                    The Operating Partnership took assignment of an interest rate protection agreement (LIBOR cap of 11.67%) relating to this debt.
Mall of America                                         LIBOR Capped at 8.13% through April 30, 2000.
Circle Centre Mall - 1                                  LIBOR Capped at  8.81% through maturity.
Circle Centre Mall - 2                                  LIBOR Capped at  7.75% through maturity.

Floating Rate Debt:

Tower Shops, The
Mall at Rockingham
Dadeland Mall
Liberty Tree Mall - 1
Liberty Tree Mall - 2
Montreal Forum
Shops at Sunset Place, The                              Rate can be reduced based upon project performance.
Cape Cod Mall
Concord Mills
Orlando Premium Outlets                                 Rate can be reduced based upon project performance.

Footnote:
(1)  Represents the weighted average interest rate.

                                   26 of 38

                             SIMON PROPERTY GROUP
                          New Development Activities
                            As of December 31, 1999

                                           Simon                                          Non-Anchor
                                          Group's         Actual/         Projected      Sq. Footage
               Mall/                     Ownership       Projected           Cost          Leased/              GLA
             Location                    Percentage       Opening       (in millions)    Committed/(1)/      (sq. ft.)
------------------------------------   -------------- ---------------  --------------- ----------------- ------------------
---------------------------------------
Projects Recently Opened
---------------------------------------

The Mall of Georgia                         50%            8/99             $245             83%                 1,600,000
Buford, Georgia
(Atlanta)

             Anchors/Major Tenants:    Nordstrom (3/00), Rich's (11/00), Dillard's, Lord & Taylor, JCPenney, Galyan's,
                                       Bed Bath & Beyond, Haverty's, Regal 20 Cinemas, IMAX, FAO Schwarz (8/00)
------------------------------------   ------------------------------------------------------------------------------------

The Shops at North East Mall                100%          11/99             $42              97%                   366,000
Hurst, TX

             Anchors/Major Tenants:    Michaels, OfficeMax, PetsMart, TJMaxx, Bed Bath & Beyond, Nordstrom
                                       Rack (5/00); anchor tenants opening summer 2000:  Noodle Kidoodle,
                                       Ulta Cosmetics, Old Navy, Best Buy and Mikasa
------------------------------------   ------------------------------------------------------------------------------------

Waterford Lakes Town Center            Phase I opened 11/99 - 385,000 sq. ft.  See below.
Orlando, FL                            Phase II to open 11/00 - 575,000 sq. ft.

---------------------------------------
Projects Under Construction
---------------------------------------

Waterford Lakes Town Center                 100%        11/99 and           $84              86%                   960,000
Orlando, FL                                               11/00                           (Phase I)

             Anchors/Major Tenants:    Super Target, TJMaxx, Ross Dress for Less, Bed Bath & Beyond, Barnes &
                                       Noble; anchor tenants opening summer 2000:  Old Navy, Regal 20-Plex Theatre,
                                       Zany Brainy and Dress Barn; Phase II anchors include OfficeMax, PetsMart and Best Buy
------------------------------------   ------------------------------------------------------------------------------------

Orlando Premium Outlets                     50%          Mid 2000           $91              78%                   430,000
Orlando, FL

             Anchors/Major Tenants:    Versace Company Store, Bottega Veneta, Timberland, Nike Factory Store,
                                       Liz Claiborne Shoes, Mikasa
------------------------------------   ------------------------------------------------------------------------------------

Arundel Mills                              37.5%        Fall 2000           $252             (2)                 1,350,000
Anne Arundel, MD

             Anchors/Major Tenants:    Jillian's, Bed Bath & Beyond, Sun & Ski Sports, Iguana Amerimex, Muvico,
                                       Books-A-Million, Black Lion, Off 5th-Saks Fifth Avenue

(1)  Community Center leased/committed percentage includes owned anchor GLA.
(2)  Leasing still in preliminary stage.

                                   27 of 38

                              SIMON PROPERTY GROUP
                   Significant Renovation/Expansion Activities
                             As of December 31, 1999


                                                                                              GLA             New or
                                             SPG            Actual/       Projected          Before         Incremental
               Mall/                      Ownership        Projected         Cost          Renov/Expan          GLA
             Location                    Percentage         Opening     (in millions)      (sq. ft.)         (sq. ft.)
------------------------------------   ----------------  -------------- --------------- ----------------  ---------------
------------------------------------
Projects Recently Opened
------------------------------------
Florida Mall                                 50%             11/99           $83*            1,120,000*         608,000*
Orlando, FL                                                                                    *excludes Nordstrom

               Project Description:    Dillard's and JCPenney expansions, food court renovation (completed 1998);
                                       new Burdines, small shop expansion and mall renovation; new Nordstrom and additional small shops (spring 2002)

------------------------------------   -----------------------------------------------------------------------------------------

Richmond Town Square                        100%             12/99           $60                873,000           10,000
Cleveland, OH                                               & 8/00

               Project Description:    New Kaufmann's, JCPenney remodel and mall renovation (opened 11/98); Sears remodel and new food court; new Sony Cinema (12/99); new Barnes &
                                       Noble (8/00)


------------------------------------
Projects Under Construction
------------------------------------

LaPlaza Mall                                100%          11/99, 3/00        $35                988,000          215,000
McAllen, TX                                                 & 11/00

               Project Description:    Mall renovation; new Dillard's (3/00); JCPenney expansion and new small shops retrofitted from the existing Dillard's store (11/00)

------------------------------------   ----------------------------------------------------------------------------------------

North East Mall                             100%          9/99, 9/00        $103              1,141,000          308,000
Hurst, TX                                                   & 3/01

               Project Description:    New Dillard's, mall expansion and parking deck (9/99); Montgomery Ward remodel (10/99);
                                       JCPenney remodel and expansion and parking deck (11/99); new Saks Fifth Avenue, mall renovation and parking deck (9/00); new Nordstrom (3/01)

------------------------------------   -----------------------------------------------------------------------------------------

Palm Beach Mall                             100%             2/00            $33              1,205,000           61,000
West Palm Beach, FL                                       & fall 2000

               Project Description:    JCPenney remodel (11/99); mall renovation and new Dillard's (2/00); new
                                       Borders, Old Navy, Designer Shoe Warehouse and Burdines remodel

------------------------------------   -----------------------------------------------------------------------------------------

Town Center at Boca Raton                   100%             10/99           $67              1,327,000          228,000
Boca Raton, FL                                              & 11/00

               Project Description:    New, expanded and relocated Saks Fifth Avenue and new parking structure (10/99);
                                       Bloomingdale's expansion (11/99); new Nordstrom, Lord & Taylor expansion, mall expansion and renovation, food court renovation and new parking structure (11/00)

                                   28 of 38

                             SIMON PROPERTY GROUP
                             Capital Expenditures
                 For the Twelve Months Ended December 31, 1999


                                 (In millions)

                                               Joint Venture Properties
                                               ------------------------
                                                               Simon
                                  Consolidated               Group's
                                  Properties      Total       Share
                                  ----------      -----       -----
New Developments                    $226.4        $396.1     $172.8

Renovations and Expansions           248.3          64.0       28.6

Tenant Allowances-Retail              64.0          17.9        8.0

Tenant Allowances-Office                .6             -          -

Capital Expenditures
   Recoverable from Tenants           27.3          15.8        6.8

Other /(1)/                              -             -          -
                                    ------        ------     ------

Totals                              $566.6        $493.8     $216.2
                                    ======        ======     ======

(1) Primarily represents capital expenditures not recovered from tenants.

                                   29 of 38